                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Emerald Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/x/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                 EMERALD FUNDS


                                ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 1, 1996

                            ------------------------

To the Shareholders of the

  PRIME TRUST FUND and
  TREASURY TRUST FUND

    A Special Meeting of Shareholders of the Prime Trust Fund and Treasury Trust Fund (the "Funds") of Emerald Funds (the "Company") will be held on October 30, 1996 at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035 at 8:30 a.m., local time, for the following purposes:

    (1) To consider and vote on a new investment advisory agreement with Barnett Capital Advisors, Inc. with respect to each Fund; and

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on September 6, 1996 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to complete and promptly return the enclosed Proxy in order that the meeting may be held and a maximum number of shares may be voted.

                                          BY THE ORDER OF THE
                                          BOARD OF TRUSTEES

                                          Jeffrey A. Dalke
                                          SECRETARY

                                 EMERALD FUNDS
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                              PHONE (800) 367-5905


                            ------------------------

                                PROXY STATEMENT

                             ---------------------


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Emerald Funds (the "Company") for use at a Special Meeting of Shareholders of the Prime Trust Fund and Treasury Trust Fund (the "Funds") to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035 at 8:30 a.m., local time, on October 30, 1996. As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting"; and the Funds' shares are called "Shares."


    The purpose of the Meeting is to consider and vote on a new investment advisory agreement with Barnett Capital Advisors, Inc. with respect to each Fund. In voting on this proposal shareholders of each Fund will vote separately on a Fund-by-Fund basis.


    A proxy is enclosed with respect to each Fund in which you own Shares. If you own Shares in both Funds, each enclosed proxy should be completed in full. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If a proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete each enclosed proxy and mail it in the enclosed reply envelope.



    This Proxy Statement is expected to be distributed to shareholders on or about October 1, 1996. It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.


    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH BARNETT CAPITAL ADVISORS, INC.

                                  INTRODUCTION


    Barnett Capital Advisors, Inc. ("Barnett") currently serves as investment adviser to each of the Funds, and Rodney Square Management Corporation (the "Sub-Adviser"), a subsidiary of Wilmington Trust Company, currently serves as the Funds' sub-adviser. For its sub-advisory services, the Sub-Adviser is entitled to a fee from each Fund, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. Currently, Barnett is not entitled to receive any compensation from the Funds for its advisory services.


    At the Meeting, the Funds' shareholders will be asked to approve a new investment advisory agreement with Barnett (the "New Agreement"). If the New Agreement is approved, the Funds' current advisory agreement with Barnett and sub-advisory agreement with the Sub-Adviser will be terminated; the Funds will cease paying sub-advisory fees to the Sub-Adviser; and Barnett will assume responsibility for all of the advisory and sub-advisory services currently performed by Barnett and the Sub-Adviser. For its services under the New Agreement, Barnett will be entitled to an advisory fee from each Fund, computed daily and payable monthly, at the annual rate of 0.10% of each Fund's average daily net assets.


    AS A RESULT, IF THE NEW AGREEMENT WITH BARNETT IS APPROVED, THE COMBINED CONTRACTUAL FEE RATE FOR THE ADVISORY AND SUB-ADVISORY SERVICES NOW PROVIDED TO THE FUNDS WILL BE REDUCED.


    A copy of the New Agreement is attached to this Proxy Statement as Exhibit A, and the following summary of the Agreement is qualified in its entirety by reference thereto.

                      INFORMATION ABOUT THE NEW AGREEMENT

    TERMS AND CONDITIONS. The terms and conditions of the New Agreement with Barnett are substantially the same as those of the Funds' current advisory agreement with Barnett and sub-advisory agreement with the Sub-Adviser (the "Current Agreements"), except for (a) the fee rates discussed above and (b) the allocation of advisory and sub-advisory responsibilities between Barnett and the Sub-Adviser under the Current Agreements.


    Under the Current Agreements Barnett oversees and assists in the management of the investment portfolio of each Fund, and is required, among other things, to (a) establish and monitor general investment criteria and policies for each Fund; (b) recommend to the Board of Trustees a sub-adviser to manage each Fund's investment portfolio; (c) review and analyze on a periodic basis each Fund's portfolio holdings and transactions; and (d) review and analyze on a periodic basis the policies established by the sub-adviser for each Fund with respect to the placement of orders for the purchase or sale of portfolio securities. Subject to the oversight and supervision of Barnett and the Company's Board of Trustees, the Sub-Adviser is responsible, under the Current Agreements, for providing a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds, and is responsible for determining what securities and other investments will be purchased, retained or sold by each of the Funds. The Sub-Adviser also maintains books and records with respect to each Fund's securities transactions, and supplies reports, statistical data and economic information upon request.


    Under the New Agreement, all of the foregoing services will be provided by Barnett directly. In addition, like the Current Agreements, the New Agreement includes provisions relating to other matters, such as portfolio trading practices, expenses and standard of care. For example, the New Agreement provides that in executing portfolio transactions and selecting brokers or dealers, Barnett is to seek the best overall terms available, and that investment decisions for the Funds are to be made independently from those for other investment companies and accounts managed by Barnett. Such other investment companies and accounts may, however, invest in the same securities as the Funds. In such cases, simultaneous transactions are inevitable. Under the New Agreement, Barnett may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. In addition, the New Agreement provides that to the extent the purchase or sale of securities or other investments of the same issuer may be deemed to be suitable for two or more accounts managed by Barnett, the available securities or investments may be allocated in a manner believed by Barnett to be equitable to each account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.


    Although expected to be infrequent, Barnett is allowed under the New Agreement to consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Barnett will not engage in this practice unless the execution capability of, and the amount received by, such broker-dealer or other company is believed to be comparable to what another qualified firm could offer. Portfolio securities may not be purchased from or sold to Barnett, the Funds' distributor, or any affiliated person of either of them or the Company, acting as principal in the transaction, except as permitted by the Securities and Exchange Commission.



    The New Agreement provides that Barnett will pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for the Funds. Barnett also agrees that if, in any fiscal year, the aggregate expenses of either Fund (as defined under the securities regulations of any state having jurisdiction over such
Fund) exceed the expense limitations of any such state, the Company may deduct from the fees to be paid to Barnett, or Barnett will bear, a portion of any excess to the extent required by state law. To the Company's knowledge, as of the date of this Proxy Statement, the most restrictive expense limitation potentially applicable to either Fund would limit its aggregate annual expenses (as defined by applicable regulations) to 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of its average net assets, and 1 1/2% of its remaining net assets.


    The New Agreement provides that Barnett will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties thereunder.


    If approved by the shareholders of a Fund, it is expected that the New Agreement will become effective for that Fund on December 1, 1996, and will thereafter continue in effect with respect to the Fund until November 30, 1997. Thereafter, the New Agreement would continue in effect with respect to that Fund for successive annual periods, provided that its continuance is approved at least annually (i) by the vote of a majority of those members of the Company's Board of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Agreement cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or by vote of a majority of the outstanding shares of the Fund.



    The New Agreement will terminate automatically in the event of its assignment. The New Agreement also provides that it is terminable with respect to a Fund, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by Barnett on 60 days' written notice.



    Although the New Agreement, like the Current Agreements, would permit Barnett (subject to any shareholder approval required by law) to retain a sub-adviser in connection with the performance of its advisory services, as stated above, Barnett intends to provide all of the services stated in the New Agreement itself. In addition, unlike the Current Agreements, the New Agreement would expressly permit the Agreement to be amended without shareholder approval to the extent allowed by the Investment Company Act of 1940 (the "1940 Act").

    The advisory fee payable by each Fund under the New Agreement will be the separate obligation of that particular Fund (and not the joint obligation of both Funds).

    EVALUATION BY THE COMPANY'S TRUSTEES. When the Funds were organized in 1988, legal questions existed under federal and state law regarding the ability of Barnett to invest the assets of certain of its fiduciary accounts over which it exercised investment discretion in investment portfolios from which it received investment advisory fees. Since that time these questions have been clarified through the federal Office of the Comptroller of the Currency in published letters and legislative action in Florida and other states.

    As a result of this clarification, Barnett has proposed to assume all investment advisory and sub-advisory services for the Funds now provided under the Current Agreements for the fee described above. This proposal was considered by the Company's Board of Trustees at a meeting held on August 9, 1996, at which the Trustees unanimously approved the New Agreement.


    In connection with their approval, the Trustees considered Barnett's experience and past performance (which the Trustees believed was favorable in comparison to industry averages) in managing two other, similar money market portfolios offered by the Company; the reduction in fees that would be payable by the Funds for advisory and sub-advisory services under the New Agreement; and the fact that virtually all of the Funds' current shareholders were clients of Barnett's affiliates (and therefore had other existing relationships with Barnett that were related to their investments in Fund shares). The Board of Trustees found each of these factors to be material to its approval of the New Agreement. In addition, the Trustees considered the legal developments referred to above that would permit Barnett to be compensated for its advisory services by the Funds, as well as the purposes for which the Funds had been organized. In this regard the Trustees, together with Barnett, had previously considered the possibility of merging the Funds with the Company's other money market portfolios. The Trustees concurred, however, with Barnett's belief that the Funds should not be merged but restructured through the consolidation of investment advisory and sub-advisory functions with Barnett and the reduction of fees payable by the Funds. Barnett believes that these changes will be attractive to both the Funds' current shareholders and other potential qualified investors in the Funds.



    At the time of their approval of the New Agreement, three of the six members of the Company's Board of Trustees were considered to be "interested" Trustees within the meaning of the 1940 Act for the following reasons. John G. Grimsley, the Trust's President and a member of the Board, is a partner of a law firm which has represented Barnett and its affiliates within the preceding two years, and also owns shares of Barnett's parent bank holding company, Barnett Banks, Inc. Chesterfield H. Smith, Chairman of the Board, is a partner of a law firm which has represented affiliates of Barnett within the preceding two years. In addition, Mr. Smith's wife is an advisory director of Barnett Bank of South Florida N.A. Albert D. Ernest, Jr., a member of the Board, owns shares of Barnett Banks, Inc.


    OTHER INFORMATION ABOUT THE NEW AND CURRENT AGREEMENTS. The continuation until November 30, 1996 of the Funds' current investment advisory agreement with the Adviser, dated December 7, 1988, and the Funds' current sub-advisory agreement with the Sub-Adviser, dated April 22, 1992, was most recently approved by the Company's Board of Trustees on November 2, 1995. These agreements were previously approved by the Funds' shareholders on April 21, 1989, and April 21, 1992, respectively, in accordance with the requirements of the 1940 Act.

    The following table shows (a) the sub-advisory fees paid (net of waivers) to the Sub-Adviser with respect to each Fund for the fiscal year ended November 30, 1995; (b) the corresponding percentages of average daily net assets which the paid fees (net of waivers) represented; (c) the rate of advisory fees payable to Barnett under the New Agreement based on average daily net assets; (d) the amounts Barnett would have received had the New Agreement, rather than the Current Agreements, been in effect for the fiscal year ended November 30, 1995; and (e) the percentage reduction in advisory/sub-advisory fees had the New Agreement, rather than the Current Agreements, been in effect for the fiscal year ended November 30, 1995.


                               (B)
                         EFFECTIVE RATE                             (D)                   (E)
           (A)                 OF                             AMOUNTS BARNETT         % REDUCTION
      SUB-ADVISORY        SUB-ADVISORY           (C)             WOULD HAVE          IN FEES IF NEW
          FEES              FEES FOR           RATE OF      RECEIVED HAD THE NEW     AGREEMENT HAD
       FOR FISCAL          FISCAL YEAR        ADVISORY       AGREEMENT BEEN IN     BEEN IN EFFECT FOR
       YEAR ENDED             ENDED             FEES             EFFECT FOR           FISCAL YEAR
        11/30/95            11/30/95          UNDER THE      FISCAL YEAR ENDED           ENDED
    (NET OF WAIVERS)*   (NET OF WAIVERS)*   NEW AGREEMENT         11/30/95              11/30/95
    -----------------   -----------------   -------------   --------------------   ------------------
Prime
Trust
 Fund     $173,413                       .13%              .10%       $139,395            23%
Treasury
 Trust
 Fund     $212,078                       .13%              .10%       $163,137            23%


------------------------


* The Sub-Adviser has advised the Company's Board of Trustees that, until further notice, it will voluntarily waive a portion of all of its sub-advisory fees with respect to each Fund if the annualized ratio of ordinary operating expenses to average net assets of such Fund, calculated daily, exceeds .40%.


  THE COMPANY'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW AGREEMENT WITH BARNETT.

                               VOTING INFORMATION


    REQUIRED VOTE. All Shares in a particular Fund will vote separately, on a Fund-by-Fund basis, on the proposal to approve the New Agreement. The approval of the New Agreement for a Fund requires the affirmative vote of the holders of a "majority of the outstanding shares" of that Fund (as defined by the 1940
Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund entitled to vote are present in person or by proxy or (b) more than 50% of the outstanding Shares of the Fund entitled to vote.


    If the New Agreement is approved for a Fund, then the Fund's Current Agreements will terminate on November 30, 1996, and the New Agreement will become effective the next day with respect to that Fund, whether or not the New Agreement is approved by the shareholders of the other Fund. If the New Agreement is not approved by the shareholders of a Fund, it is expected that the Board of Trustees will consider the continuation of the Current Agreements for that Fund for an additional period beginning December 1, 1996.

    RECORD DATE. Only shareholders of record at the close of business on September 6, 1996 will be entitled to vote at the Meeting. On that date the outstanding Shares of each Fund were as follows:

                         NUMBER OF
       FUND          SHARES OUTSTANDING
-------------------  ------------------
Prime Trust Fund          126,268,253.02
Treasury Trust Fund       143,029,872.28

    QUORUM. A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of that Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as Shares that are present but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the New Agreement.

    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented and voting at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken with respect to one Fund (but not the other
Fund) on the proposal before any such adjournment if sufficient votes have been received for approval.


    OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, Barnett and its affiliates held of record substantially all of the outstanding Shares of the Funds on behalf of their customers. In addition, at that date Barnett and its affiliates held investment and/or voting power with respect to a majority of each Fund's outstanding Shares on behalf of such customers.

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, Barnett and its affiliates may be deemed to be controlling persons of each of the Funds and the Company. The Company has been advised by Barnett that, subject to its fiduciary responsibilities, it intends to vote the Shares over which it has voting power FOR and AGAINST the proposal discussed in this Proxy Statement in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other, unaffiliated persons.

                             ADDITIONAL INFORMATION


    INFORMATION ABOUT BARNETT. Barnett's principal offices are located at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Barnett is a wholly-owned subsidiary of Barnett Bank, N.A. which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc., a publicly-held bank holding company with principal offices located at 50 N. Laura Street, Jacksonville, Florida 32202. As of September 6, 1996, to the Company's knowledge, no person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Barnett Banks, Inc.



    As investment adviser to the Company's Prime, Treasury and Tax-Exempt Funds, three other money market portfolios offered by the Company whose net assets (at September 6, 1996) were $2,155,468,890, $913,054,248 and $198,957,959, respectively, Barnett is entitled to an advisory fee, computed daily and payable monthly, at the annual rate of 0.25% of the respective average net assets of each of these portfolios. Under the terms of the investment advisory agreements relating to these portfolios, the fees payable to Barnett are not subject to reduction as the value of each portfolio's net assets increases; however, Barnett has informed the Company of its intention to reduce the annual rate of its advisory fees with respect to the Treasury Fund and the Prime Fund to the following rates: .25% of the first $600 million of each portfolio's net assets;
 .23% of each portfolio's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each portfolio's net assets; and .19% of each portfolio's net assets over $2 billion. Barnett has agreed to pay the Tax-Exempt Fund's sub-adviser a sub-advisory fee at the rate of .15% of the portfolio's net assets. The Company has been advised that, until further notice, Barnett will voluntarily waive all advisory fees with respect to the Tax-Exempt Fund in excess of the sub-advisory fees payable by it to the portfolio's sub-adviser. Barnett also serves as sub-investment adviser to the ValueStar Prime Money Market Portfolio, a series of The Infinity Mutual Funds, Inc. with net assets (at September 6,1996) of $89,058,770. Barnett is entitled to an advisory fee of .15% of such portfolio's average daily net assets.


    The name and principal occupation of the chairman and each director of Barnett Capital Advisors, Inc. as of September 6, 1996 were as follows: Donna L. Terry, Chairman of Barnett Capital Advisors, Inc.; Richard H. Jones, Director of Barnett Capital Advisors, Inc. and Chief Asset Management Executive of Barnett Banks, Inc.; Rebecca S. Allen, Director of Barnett Capital Advisors, Inc. and President and Chief Executive Officer of Private Client Services of Barnett Banks, Inc.; Richard A.

Anderson, Director of Barnett Capital Advisors, Inc. and Regional Banking Executive, North Region of Barnett Banks, Inc.; James S. Loskill, Director of Barnett Capital Advisors, Inc. and President and Chief Executive Officer of Barnett Bank, N.A. Naples; Robert K. Mackenzie, Director of Barnett Capital Advisors, Inc. and President and Chief Executive Officer of Barnett Securities, Inc.; and Robert L. Nellson, Director of Barnett Capital Advisors, Inc. and Executive Director of Deposits and Insurance, Barnett Banks, Inc. All of the above persons may be reached c/o Barnett Capital Advisors, Inc., 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256.


    Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit bank holding companies registered under the Federal Bank Holding Company Act of 1956 and their affiliates from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities but (b) do not prohibit such a bank holding company or affiliates or banks generally from acting as investment adviser to such an investment company. Barnett believes that it may perform the services for the Funds contemplated by the New Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. If, however, Barnett were prevented by judicial or administrative decisions or interpretations from performing those services, it is anticipated that the Company's Board of Trustees would consider the possibility of selecting another qualified entity or the possible termination of the Funds. Any new advisory agreement would be subject to shareholder approval.

    INFORMATION ABOUT DISTRIBUTOR AND ADMINISTRATOR. BISYS Fund Services Limited Partnership serves as the Company's administrator. BISYS' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Emerald Asset Management, Inc. serves as the Company's distributor. Its offices are also located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                 OTHER MATTERS

    No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds.

    The Company does not intend to hold annual meetings of shareholders for the election of Trustees and other business unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. The Trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% or more of the Shares entitled to vote.

Dated: October 1, 1996

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUNDS' ANNUAL REPORT TO SHAREHOLDERS DATED NOVEMBER 30, 1995 AND SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MAY 31, 1996 TO ANY SHAREHOLDER UPON REQUEST. THE FUNDS' ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE FUNDS' DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035 OR CALLING (800) 367-5905.

                                                                       EXHIBIT A


                AMENDMENT NO. 3 TO INVESTMENT ADVISORY AGREEMENT
                     (PRIME TRUST AND TREASURY TRUST FUNDS)



    This Amendment, dated as of the 1st day of December, 1996, is entered into between EMERALD FUNDS (the "Trust"), a Massachusetts business trust, and BARNETT CAPITAL ADVISORS, INC. (the "Investment Adviser").


    WHEREAS, the Trust and Barnett Banks Trust Company, N.A. ("BBTC") entered into an Investment Advisory Agreement dated as of June 28, 1991 (the "Advisory Agreement"), providing for investment advisory services for certain of the Trust's portfolios, including its Equity Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Small Capitalization Fund, Balanced Fund, Managed Bond Fund and Short-Term Fixed Income Fund; and

    WHEREAS, the Investment Adviser has assumed the rights and obligations of BBTC under the Advisory Agreement pursuant to an Assumption Agreement dated as of June 28, 1996; and

    WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Trust establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as investment adviser under the Advisory Agreement, the Trust shall so notify the Investment Adviser in writing and if the Investment Adviser is willing to render such services it shall notify the Trust in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Trust and the Investment Adviser; and

    WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Trust has notified the Investment Adviser that it desires to retain the Investment Adviser to act as the investment adviser for its Prime Trust Fund and Treasury Trust Fund (the "Additional Funds") under the Advisory Agreement, and the Investment Adviser has notified the Trust that it is willing to so serve as investment adviser for the Additional Funds; and

    WHEREAS, Section 1(b) of the Advisory Agreement provides that said Additional Funds will be subject to the provisions of the Advisory Agreement to the same extent as the Funds named in subparagraph (a) thereof except to the extent said provisions are modified with respect to an Additional Fund in writing by the Trust and the Investment Adviser;

    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

    1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Trust for the Additional Funds for the period and on the terms set forth in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth in the Advisory Agreement for the compensation herein provided.

    2. SUBCONTRACTORS. It is understood that the Investment Adviser may from time to time employ or associate with such person or persons as the Investment Adviser may believe to be particularly fitted to assist it in the performance of this Agreement with respect to the Additional Funds; provided, however, that the compensation of such person or persons shall be paid by the Investment Adviser. In addition, notwithstanding any such employment or association, the Investment Adviser shall itself (a) establish and monitor general investment criteria and policies for the Additional Funds, (b) review and analyze on a periodic basis the Additional Funds' portfolio holdings and transactions in order to determine their appropriateness in light of the Additional Funds' shareholder base, and
(c) review and analyze on a periodic basis the policies established by any sub-adviser for the Additional Funds with respect to the placement of orders for the purchase and sale of portfolio securities. Subject to the foregoing, it is agreed that investment advisory services to an Additional Fund may be provided by a sub-investment adviser (the

"Sub-Adviser") pursuant to a sub-advisory agreement agreeable to the Trust and approved in accordance with the provisions of the 1940 Act (the "Sub-Advisory Agreement").

    3. COMPENSATION. For the services provided and the expenses assumed pursuant to the Advisory Agreement, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor from the Trust, a fee, computed daily and payable monthly, at the following annual rates:
 .10% of the average daily net assets of the Prime Trust Fund, and .10% of the average daily net assets of the Treasury Trust Fund.

    Such fee as is attributable to each Additional Fund shall be the several (and not joint or joint and several) obligation of each such Fund.

    If in any fiscal year the aggregate expenses of any Additional Fund (as defined under the securities regulations of any state having jurisdiction over such Fund) exceed the expense limitations of any such state, the Trust may deduct from the fees to be paid hereunder, or the Investment Adviser will bear, to the extent required by state law, that portion of the excess which bears the same relation to the total of such excess as the Investment Adviser's fee hereunder with respect to such Fund bears to the total fees otherwise payable with respect to such Fund for the fiscal year by the Trust hereunder and under the administration agreement between the Trust and its administrator. The Investment Adviser's obligation is not limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis.

    4. AMENDMENTS. The last sentence of Section 11 of the Advisory Agreement is amended and restated in its entirety to read: "With respect to each Additional Fund, to the extent required by the 1940 Act, no amendment of the Advisory Agreement shall be effective as to a particular Additional Fund until approved by vote of a majority of the outstanding voting securities of such Additional Fund."

    5. CAPITALIZED TERMS. From and after the date hereof, the term "Funds" as used in the Advisory Agreement shall be deemed to include the Additional Funds. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Advisory Agreement.

    6. MISCELLANEOUS. Except to the extent supplemented hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

    IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

                           [SIGNATURE LINES OMITTED]

                         INVESTMENT ADVISORY AGREEMENT
(Equity Fund, Equity Income Fund, Short-Term Fixed Income Fund, U.S. Government
   Securities Fund, Florida Tax-Exempt Fund, Tax-Exempt Target Fund (Maturity
                                     1995),
  Tax-Exempt Target Fund (Maturity 2000) and Tax-Exempt Target Fund (Maturity
                                     2005))

    AGREEMENT made as of June 28, 1991 between EMERALD FUNDS, a Massachusetts business trust (herein called the "Trust"), and BARNETT BANKS TRUST COMPANY, N.A., a national banking association (herein called the "Investment Adviser"), a wholly-owned subsidiary of Barnett Banks, Inc.

    WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

    WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and other services to the Trust for its Equity Fund, Equity Income Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Tax-Exempt Target Fund (Maturity 1995), Tax-Exempt Target Fund (Maturity 2000) and Tax-Exempt Target Fund (Maturity 2005) (the "Funds"), and the investment Adviser is willing to so furnish such services;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1.  APPOINTMENT.

        a. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Trust's Equity Fund, Equity Income Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Tax-Exempt Target Fund (Maturity 1995), Tax-Exempt Target Fund (Maturity 2000) and Tax-Exempt Target Fund (Maturity 2005) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

        b. In the event that the Trust establishes one or more portfolios other than the Funds with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it shall notify the Trust in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named above in subparagraph (a) except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Adviser) are modified with respect to such Fund in writing by the Trust and the Investment Adviser at the time.

    2.  DELIVERY OF DOCUMENTS.

        The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

        a. The Trust's Agreement and Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on March 16, 1988, and any amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

        b. The Trust's Code of Regulations and any amendments thereto;

        c. Resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

        d. The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on March 21, 1988 and any amendments thereto;

        e. The Trust's Registration on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") (File No. 33-20658) and under the 1940 Act as filed with the Securities and Exchange Commission on March 21, 1988 and any amendments thereto; and

        f. The most recent prospectuses of the Funds (such prospectuses together with the related statement of additional information, as presently filed with the Securities and Exchange Commission and all amendments and supplements thereto, are herein called "Prospectuses").

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

    3.  SERVICES.

        Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will be responsible for the management of, and will provide a continuous investment program for, the investment portfolio of each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each of the Funds. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectus for each Fund and resolutions of the Trust's Board of Trustees. Without limiting the generality of the foregoing, the Investment Adviser is hereby specifically authorized to invest and reinvest the assets of a Fund, in its discretion as investment adviser, in (i) variable amount demand notes of corporate borrowers held by the Investment Adviser for the investment of monies held by the Investment Adviser in its capacity as fiduciary, agent and custodian and (ii) securities of other investment companies whether or not the same are advised or managed by the Investment Adviser or another affiliated person of the Trust. The Investment Adviser further agrees that it will:

        a. establish and monitor investment criteria and policies for each Fund;

        b. Update each Fund's cash availability throughout the day as required;

        c. Maintain historical tax lots for each portfolio security held by the Funds;

        d. Transmit trades to the Trust's custodian for proper settlement;

        e. Maintain all books and records with respect to each Fund's securities transactions;

        f. Supply the Trust and its Board of Trustees with reports, statistical data and economic information as requested; and

        g. Prepare a quarterly broker security transaction summary and monthly security transaction listing for each Fund.

    4.  OTHER COVENANTS.

        The Investment Adviser agrees that it:

        a. will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

        b. will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        c. will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Funds. In addition, the Investment Adviser is authorized to take into account the sale of shares of the Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or the Trust's principal underwriter), provided that the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Investment Adviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission; and

        d. will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Investment Adviser makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department of any of the Investment Adviser's affiliates. In dealing with commercial customers, the Investment Adviser's affiliates will not inquire or take into consideration whether securities of those customers are held by the Funds.

    5.  SERVICES NOT EXCLUSIVE.

        The services furnished by the Investment Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for two or more accounts managed by the Investment Adviser, the available securities or investments may be allocated in a manner believed by the Investment Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

    6.  BOOKS AND RECORDS.

        In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment

Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    7.  EXPENSES.

        During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Funds. In addition, if in any fiscal year the aggregate expenses of any Fund (as defined under the securities regulations of any state having jurisdiction over such Fund) exceed the expense limitations of any such state, the Trust may deduct from the fees to be paid hereunder, or the Investment Adviser will bear, to the extent required by state law, that portion of the excess which bears the same relation to the total of such excess as the Investment Adviser's fee hereunder with respect to such Fund bears to the total fee otherwise payable for the fiscal year by the Trust pursuant to this Agreement and the administration agreement between the Trust and its administrator with respect to such Fund. The Investment Adviser's obligation is not limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis.

    8.  COMPENSATION.


        For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor from the Trust, a fee, computed daily and payable monthly, at the following annual rates of the average daily net assets of each respective Fund as follows: Equity Fund -- 0.60%; Equity Income Fund -- 0.60%; Short-Term Fixed Income Fund -- 0.35%; U.S. Government Securities Fund -- 0.40%; Florida Tax-Exempt Fund -- 0.40%; Tax-Exempt Target Fund (Maturity 1995) -- 0.40%; Tax-Exempt Target Fund (Maturity 2000) -- 0.40%; and Tax-Exempt Target Fund (Maturity 2005) -- 0.40%. Such respective fee as is attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund.


    9.  LIMITATION OF LIABILITY.

        The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    10. DURATION AND TERMINATION.

        This Agreement shall become effective as of the date hereof with respect to the Funds listed in Section 1(a) hereof, and with respect to any additional Fund, on the date of receipt by the Trust of notice from the Investment Adviser in accordance with Section 1(b) hereof that the Investment Advisor is willing to serve as investment adviser with respect to such Fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of the Funds in accordance with the requirements of the 1940 Act, and unless sooner terminated as provided herein, shall continue in effect until November 30, 1992. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular Fund for successive annual periods ending on November 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Investment Adviser, on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

    11. AMENDMENT OF THIS AGREEMENT.

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

    12. MISCELLANEOUS.

        The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

    13. NAMES.

        The names "Emerald Funds" and "Trustees of Emerald Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated March 15, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "Emerald Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              [SIGNATURES OMITTED]

                              ASSUMPTION AGREEMENT

    AGREEMENT made as of June 28, 1996 between BARNETT BANKS TRUST COMPANY, N.A., a nationally chartered banking institution ("BBTC"), and BARNETT CAPITAL ADVISORS, INC. ("BCA"), a wholly-owned, indirect subsidiary of Barnett Banks, Inc.

    WHEREAS, Emerald Funds is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, BBTC has been previously appointed as investment adviser to Emerald Funds pursuant to Investment Advisory Agreements between BBTC and Emerald Funds dated (a) December 7, 1988 with respect to the Treasury Trust and Prime Trust Funds, (b) December 7, 1988 with respect to the Treasury and Prime Funds, (c) April 22, 1992 with respect to the Tax-Exempt Fund and (d) June 28, 1991 (as subsequently amended) with respect to Emerald Funds' several equity and fixed income portfolios (the "Investment Advisory Agreements"); and

    WHEREAS, BBTC has entered into two Sub-Investment Advisory Agreements with Rodney Square Management Corporation each dated April 22, 1992 (a) with respect to the Treasury Trust and Prime Trust Funds and (b) with respect to the Tax-Exempt Fund (the "Sub-Investment Advisory Agreements"); and

    WHEREAS, BBTC and BCA desire to have BCA be the investment adviser with respect to the each portfolio of Emerald Funds pursuant to the Investment Advisory Agreements and Sub-Investment Advisory Agreements.

    NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

    1. BCA hereby assumes all rights and obligations of BBTC under the Investment Advisory Agreements and Sub-Investment Advisory Agreements.

    2. BBTC hereby represents that (i) the management personnel of BBTC responsible for providing investment advisory services to Emerald Funds under the Investment Advisory Agreements and Sub-Investment Advisory Agreements, including the portfolio managers and the supervisory personnel, are employees of BCA where they will continue to provide such services for Emerald Funds, and
(ii) both BBTC and BCA remain wholly-owned subsidiaries of Barnett Banks, Inc. Consequently, BBTC believes that the proposed assumption does not involve a change in actual control or actual management with respect to the investment adviser or Emerald Funds.

    3. Both parties hereby agree that this Assumption Agreement shall be attached to and made a part of the Investment Advisory Agreements and Sub-Investment Advisory Agreements.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              [SIGNATURES OMITTED]

PROXY


                                 EMERALD FUNDS
                                PRIME TRUST FUND

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD FUNDS (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035, on October 30, 1996 at 8:30 a.m. (local time).

    The undersigned hereby appoints Hugh Fanning, William J. Tomko and George Martinez, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Company's Prime Trust Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

    (1) Proposal to approve a new Investment Advisory Agreement with Barnett Capital Advisors, Inc. with respect to the Prime Trust Fund.


                    / / For      / / Against      / / Abstain


    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED THEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                            PLEASE SIGN, DATE AND RETURN THE
                                            PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.


                                            Please sign exactly as name appears
                                            hereon. When shares are held by
                                            joint tenants, both should sign.
                                            When signing as attorney or
                                            executor, administrator, trustee or
                                            guardian, please give full title as
                                            such. If a corporation, please sign
                                            in full corporate name by president
                                            or other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by an authorized
                                            person.

                                            Dated: ______________________ , 1996
                                            ------------------------------------

                                                          Signature
                                            ------------------------------------

                                                 Signature, if held jointly

PROXY


                                 EMERALD FUNDS
                              TREASURY TRUST FUND

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD FUNDS (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035, on October 30, 1996 at 8:30 a.m. (local time).

    The undersigned hereby appoints Hugh Fanning, William J. Tomko and George Martinez, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Company's Treasury Trust Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

    (1) Proposal to approve a new Investment Advisory Agreement with Barnett Capital Advisors, Inc. with respect to the Treasury Trust Fund.


                    / / For      / / Against      / / Abstain


    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED THEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).


                                            PLEASE SIGN, DATE AND RETURN THE
                                            PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE. Please sign
                                            exactly as name appears hereon. When
                                            shares are held by joint tenants,
                                            both should sign. When signing as
                                            attorney or executor, administrator,
                                            trustee or guardian, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by an authorized
                                            person.

                                            Dated: ______________________ , 1996

                                            ------------------------------------

                                                          Signature

                                            ------------------------------------

                                                 Signature, if held jointly